                                                                    EXHIBIT 10.2

                                   COMMERCIAL
COMPASS BANK                        SECURITY
3480 EASTERN BLVD.                 AGREEMENT
MONTGOMERY, AL 36116
(334) 409-7304 "LENDER"


                  BORROWER                               OWNER
                  --------                               -----
BOYD BROTHERS TRANSPORTATION                 BOYD BROTHERS TRANSPORTATION
CO., INC.                                    CO., INC.


                  ADDRESS                               ADDRESS
                  -------                               -------
3275 HIGHWAY 30                              3275 HIGHWAY 30
CLAYTON, AL 36016-3003                       CLAYTON, AL 36016-3003

TELEPHONE NO.     IDENTIFICATION NO.         TELEPHONE NO.    IDENTIFICATION NO.
-------------     -----------------          -------------    ------------------

(334) 775-1209      636006515                (334) 775-1209         636006515

1. SECURITY INTEREST. For good and valuable consideration, Owner grants to Lender identified above a continuing security interest in the Collateral described below to secure the Obligations described in this Agreement.

2. OBLIGATIONS. The collateral shall secure the payment and performance of all of Borrower's and Owner's present and future, joint and/or several, direct and indirect, absolute and contingent, express and implied indebtedness to Lender under any promissory note or agreement described below, including all future advances made by Lender to Borrower or Owner and expenditures incurred by Lender upon the occurrence of an Event of Default (collectively "Obligations"):

         a. this Agreement and/or the following promissory notes and agreements:

INTEREST          PRINCIPAL AMOUNT/          FUNDING/          MATURITY          CUSTOMER          LOAN
 RATE               CREDIT LIMIT         AGREEMENT DATE          DATE             NUMBER          NUMBER
--------            ------------         --------------        --------          --------         ------
VARIABLE          $1,273,830.00            11/08/02            11/01/08

         b. [X] all other presently existing or future, evidences of indebtedness, obligations, agreements, instruments, guaranties or otherwise of Borrower or Owner to Lender (WHETHER INCURRED FOR THE SAME OR DIFFERENT PURPOSES THAN THE FOREGOING); and

         c. all renewals, extensions, amendments, modifications, replacements or substitutions to any of the foregoing.

3. COLLATERAL. All of Owner's right, title and interest in the following described property, as defined by the Uniform Commercial Code presently or as hereafter amended or replaced, whether now or hereafter existing or now owned or hereafter acquired by Owner and wherever located shall constitute the "Collateral":

         [ ] All accounts including, but not limited to, any accounts described on Schedule A attached hereto and incorporated herein by this reference;

         [ ] All chattel paper including, but not limited to, any chattel paper described on Schedule A attached hereto and incorporated herein by this reference;

         [ ] All deposit accounts including, but not limited to, any deposit accounts described on Schedule A attached hereto and incorporated herein by this reference;

         [ ] All documents including, but not limited to, any documents described on Schedule A attached hereto and incorporated herein by this reference;

         [ ] All equipment, including, but not limited to, any equipment described on Schedule A attached hereto and incorporated herein by this reference;

         [ ] All fixtures, including, but not limited to, any fixtures described on Schedule A and located or to be located on the real property described on Schedule B attached hereto and incorporated herein by this reference;

         [ ] All general intangibles including, but not limited to, any general intangibles described on Schedule A attached hereto and incorporated herein by this reference;

         [ ] All instruments including, but not limited to, any instruments described on Schedule A attached hereto and incorporated herein by this reference;

         [ ] All inventory including, but not limited to, any inventory described on Schedule A attached hereto and incorporated herein by this reference;

         [ ] All investment property including, but not limited to, any investment property described on Schedule A attached hereto and incorporated herein by this reference;

         [ ] All letter-of-credit rights including, but not limited to, any letter-of-credit rights described on Schedule A attached hereto and incorporated herein by this reference;

         [ ] All as-extracted collateral including, but not limited to, all minerals or the like and accounts resulting from sales at the well or minehead located on or related to the real property described on Schedule B attached hereto and incorporated herein by this reference;

         [ ] All standing timber which is to be cut and removed under a conveyance or contract for sale located on the real property described on Schedule B attached hereto and incorporated herein by this reference;

         [ ]      Other:

The property described on Schedule A;
All monies, instruments, and savings, checking or other accounts of Owner (excluding IRA, Keogh, trust accounts, and other accounts subject to tax penalties if so assigned) that are now or in the future in Lender's custody or control;
All monies or instruments pertaining to the Collateral described above;
All accessions, accessories, additions, amendments, attachments, modifications, replacements and substitutions to any of the above;
All proceeds and products of any of the above; and All supporting obligations of any of the above.


                                                           Page 1 of 5 _________

4. OWNER'S TAX PAYER IDENTIFICATION. Owner's social security number or federal taxpayer identification number is: 636006515.
                                           ----------

5. OWNER'S LOCATION. [ ] Owner is an individual and maintains his or her principal residence to the state of: ________________.
[X] Owner is a Corporation duly incorporated, registered, formed or organized, validly existing and in good standing under the laws of the state of: Alabama.
[ ] Owner is a ______________________________ and maintains its principal place of business or, if it has more than one place of business, its chief executive office in the state of _____________________________.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS. Owner represents, warrants and covenants to Lender that:

         (a)      Owner is and shall remain the sole owner of the Collateral;

         (b) Neither Owner, nor, to the best of Owner's knowledge, has any other party used, generated, released, discharged, stored, or disposed of any hazardous waste, toxic substance, or related material (collectively "Hazardous Materials") or transported any Hazardous Materials across the property except as allowed by and in accordance with applicable federal, state and local law and regulation. Owner shall not commit or permit such actions to be taken in the future. The term "Hazardous Materials" shall mean any substance, material, or waste which is or becomes regulated by any governmental authority including, but not limited to, (i) petroleum; (ii) asbestos;
                  (iii) polychlorinated biphenyls; (iv) those substances, materials or wastes designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act or listed pursuant to Section 307 of the Clean Water Act or any amendments or replacements to these statutes; (v) those substances, materials or wastes defined as a "hazardous waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act or any amendments or replacements to that statute; or (vi) those substances, materials or wastes defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, or any amendments or replacements to that statute. Owner is in compliance in all respects with all applicable federal, state and local laws and regulations, including, without limitation, those relating to "Hazardous Materials", as defined herein, and other environmental matters (the "Environmental Laws") and neither the federal government nor any other governmental or quasi governmental entity has filed a lien on the Collateral, nor are there any pending or threatened governmental, judicial or administrative actions with respect to environmental matters, which involve the Collateral;

         (c) Owner's location (Owner's place of organization, principal place of business, or if more than one place of business, chief executive office or principal residence) is in the state indicated in paragraph 5. Owner shall not change its state of location without first notifying Lender in writing;

         (d)      The Collateral is located and has been located during the four
                  (4) month period prior to the date hereof, at Owner's address described above or any address described on Schedule C attached hereto and incorporated herein by this reference. Owner shall immediately advise Lender in writing of any change in or addition to the foregoing addresses;

         (e) Owner shall not become a party to any restructuring of its form of business or participate in any consolidation, merger, liquidation or dissolution without Lender's prior written consent;

         (f) Owner's exact legal name is as set forth on the first page of this Agreement. Owner shall not change such name or use any trade name without Lender's prior written consent, and shall notify Lender of the nature of any intended change of Owner's name, or the use of any trade name, and the proposed effective date of such change;

         (g) The Collateral is and shall at all times remain free of all tax and other liens, security interests, encumbrances and claims of any kind except for those belonging to Lender and those described on Schedule D attached hereto and incorporated herein by this reference. Without waiving the Event of Default as a result thereof, Owner shall take any action and execute any document needed to discharge any liens, security interests, encumbrances and claims not described on Schedule D;

         (h) Owner shall defend the Collateral against all claims and demands of all persons at any time claiming any interest therein;

         (i) Owner will cooperate with Lender in obtaining and maintaining control with respect to all deposit accounts, investment property, letter-of-credit rights and electronic chattel paper constituting the Collateral;

         (j) Owner shall provide Lender with possession, as appropriate, of all chattel paper, documents, instruments and investment property constituting the Collateral, and Owner shall promptly mark all chattel paper, instruments, investment property and documents constituting the Collateral to show that the same are subject to Lender's security interest;

         (k) All of Owner's accounts; chattel paper; deposit accounts; documents; general intangibles; instruments; investment property; letter-of-credit rights; and federal, state, county, and municipal government and other permits and licenses; trusts, liens, contracts, leases, and agreements constituting the Collateral are and shall be valid, genuine and legally enforceable obligations and rights belonging to Owner against one or more third parties and not subject to any claim, defense, set-off or counterclaim of any kind;

         (1) Owner shall not amend, modify, replace, or substitute any account; chattel paper; deposit account; document; general intangible; instrument; investment property; or letter-of-credit right constituting the Collateral without the prior written consent of Lender. Owner shall not create any chattel paper constituting the Collateral without placing a legend on the chattel paper acceptable to Lender indicating that Lender has a security interest to the chattel paper;

         (m) No person shall file an amendment that is a termination statement for a financing statement concerning any of the Collateral without the prior written consent of Lender, except to the extent permitted by the Uniform Commercial Code presently or as hereafter amended or replaced;

         (n) Owner has the right and is duly authorized to enter into and perform its obligations under this Agreement. Owner's execution and performance of these obligations do not and shall not conflict with the provisions of any statute, regulation, ordinance, rule of law, contract or other agreement which may now or hereafter be binding on Owner;

         (o) No action or proceeding is pending against Owner which might result in any material or adverse change in its business operations or financial condition or materially affect the Collateral;

         (p) Owner has not violated and shall not violate any applicable federal, state, county or municipal statute, regulation or ordinance (including but not limited to those governing Hazardous Materials) which may materially and adversely affect its business operations or financial condition or the Collateral;

         (q) Owner shall, upon Lender's request, deposit all proceeds of the Collateral into an account or accounts maintained by Owner or Lender at Lender's institution;

         (r) Owner will, upon receipt, deliver to Lender as additional Collateral all securities distributed on account of the Collateral such as stock dividends and securities resulting from stock splits, reorganizations and recapitalizations;

         (s) Owner agrees to the terms of the Obligations and to the terms of any renewals, extensions, amendments, modifications, replacements or substitutions of the Obligations; Lender may enter into agreements in the future with Borrower which, if this Agreement so provides, will become Obligations secured by the Collateral described in this Agreement; property other than the Collateral may also secure the Obligations, that Lender shall have no obligation to exercise its rights against such property prior to exercising its rights against the Collateral, that Lender may accept substitutions or exchanges for any such property, and that Lender may release its security interest in such property at any time; parties other than Borrower may be or may become obligated under the Obligations; and

         (t) This Agreement and the obligations described in this Agreement are executed and incurred for business and not consumer purposes.

7. SALE OF COLLATERAL. Owner shall not assign, convey, lease, sell, license, exchange or transfer any of the Collateral to any third party without the prior written consent of Lender except for sales of inventory to buyers in the ordinary course of business.

8. FINANCING STATEMENTS AND OTHER DOCUMENTS. Owner shall at any time and from time to time take all actions and execute all documents required by Lender to attach, perfect and maintain Lender's security interest in the Collateral and establish and maintain Lender's right to receive the payment of the proceeds of the Collateral including, but not limited to, executing any financing statements, fixture filings, continuation statements, notices of security interest and other documents required by the Uniform Commercial Code, presently or as hereafter amended or replaced, and other applicable law. Owner shall pay the costs of filing such documents in all offices wherever filing or recording is deemed by Lender to be necessary or desirable. Lender shall be entitled to perfect its security interest in the Collateral by filing carbon, photographic or other reproductions of this Agreement and/or the aforementioned documents with any authority required by the Uniform Commercial Code, presently or as hereafter amended or replaced, or other applicable law. Owner authorizes Lender to execute and file any financing statements, as well as extensions, renewals and amendments of financing statements in such form as Lender may require to perfect and maintain perfection of any security interest granted in this Agreement.

9. INQUIRIES AND NOTIFICATION TO THIRD PARTIES. Owner hereby authorizes Lender to contact any third party and make any inquiry pertaining to Owner's financial condition or the Collateral. In addition, Lender is authorized to provide oral or written notice of its security interest in the Collateral to any third party.

10. LOCKBOX, COLLATERAL ACCOUNT. If Lender so requests at any time (whether or not Owner is in default of this Agreement), Owner will direct each of its account debtors to make payments due under the relevant account or chattel paper directly to a special lock box to be under the control of Lender. Owner hereby authorizes and directs Lender to deposit into a special collateral account to be established and maintained with Lender all checks, drafts and cash payments received in the lock box. All deposits in the collateral account shall constitute proceeds of Collateral and shall not constitute payment of any Obligation. At its option, Lender may, at any time, apply finally collected funds on deposit in the collateral account to the payment of the Obligations in such order of application as Lender may determine, or permit Owner to withdraw all or any part of the balance on deposit in the collateral account. If a collateral account is so established, Owner agrees that Owner will promptly deliver to Lender, for deposit into the collateral account, all payments on accounts and chattel paper received by Owner. All such payments shall be delivered to Lender in the form received (except for Owner's endorsement if necessary). Until so deposited, all payments on accounts and chattel paper received by Owner shall be held in trust by Owner for and as the property of Lender and shall not be commingled with any funds or property of Owner.

11. COLLECTION OF INDEBTEDNESS FROM THIRD PARTIES. Lender shall be entitled to notify, and upon the request of Lender, Owner shall notify any account debtor or other third party (including, but not limited to, insurance companies) to pay any indebtedness or obligation owing to Owner and constituting the Collateral (collectively "Indebtedness") to Lender whether or not a default exists under this Agreement. Owner shall diligently collect the Indebtedness owing to Owner from its account debtors and other third parties until the giving of such notification. In the event that Owner possesses or receives possession of any instruments or other remittances with respect to the


                                                        Page 2 of 5_____________

Indebtedness following the giving of such notification or if the instruments or other remittances constitute the prepayment of any Indebtedness or the payment of any insurance proceeds, Owner shall hold such instruments and other remittances in trust for Lender apart from its other property, endorse the instruments and other remittances to Lender, and immediately provide Lender with possession of the instruments and other remittances. Lender shall be entitled, but not required, to collect (by legal proceedings or otherwise), extend the time for payment, compromise, exchange or release any obligor or collateral, or otherwise settle any of the Indebtedness whether or not an event of default exists under this Agreement. Lender shall not be liable to Owner for any action, error, mistake, omission or delay pertaining to the actions described in this paragraph or any damages resulting therefrom.

12. POWER OF ATTORNEY. Owner hereby appoints Lender as its attorney-in-fact to endorse Owner's name on all instruments and other remittances payable to Owner with respect to the Indebtedness, including any items received by Lender in any lockbox account, or other documents pertaining to Lender's actions in connection with the Indebtedness. In addition, Lender shall be entitled, but not required, to perform any action or execute any document required to be taken or executed by Owner under this Agreement. Lender's performance of such action or execution of such documents shall not relieve Owner from any obligation or cure any default under this Agreement. The powers of attorney described in this paragraph are coupled with an interest and are irrevocable.

13. USE AND MAINTENANCE OF COLLATERAL. Owner shall use the Collateral solely in the ordinary course of its business, for the usual purposes intended by the manufacturer (if applicable), with due care, and in compliance with the laws, ordinances, regulations, requirements and rules of all federal, state, county and municipal authorities including environmental laws and regulations and insurance policies. Owner shall not make any alterations, additions or improvements to the Collateral without the prior written consent of Lender. Owner shall ensure that Collateral which is not now a fixture does not become a fixture. Without limiting the foregoing, all alterations, additions and improvements made to the Collateral shall be subject to the security interest belonging to Lender, shall not be removed without the prior written consent of Lender, and shall be made at Owner's sole expense. Owner shall take all actions and make any repairs or replacements needed to maintain the Collateral in good condition and working order.

14. LOSS OR DAMAGE. Owner shall bear the entire risk of any loss, theft, destruction or damage (collectively "Loss or Damage") to all or any part of the Collateral. In the event of any Loss or Damage, Owner will restore the Collateral to its previous condition, replace the Collateral with similar property acceptable to Lender in its sole discretion, or pay or cause to be paid to Lender the decrease in the fair market value of the affected Collateral. Lender has no duty to collect any income accruing on the Collateral or to preserve any rights relating to the Collateral.

15. INSURANCE. If the original amount of the Obligations is $300 or more, exclusive of the charges for insurance, and the value of the Collateral to be insured is $300 or more ($500 or more if the collateral is a motor vehicle), the Collateral will be kept insured for its full value against all loss or damage caused by fire, collision, theft or other casualty. If the Collateral consists of a motor vehicle having a retail value of at least $500, Owner will obtain comprehensive and collision coverage in amounts at least equal to the actual cash value of the vehicle with deductibles not to exceed $ n/a. OWNER HAS THE RIGHT TO PROVIDE SUCH INSURANCE THROUGH AN EXISTING POLICY OR A POLICY INDEPENDENTLY OBTAINED AND PAID FOR BY OWNER, subject to the right of Lender to decline the insurance offered by Owner for reasonable cause before credit is extended. Owner shall assign to Lender all rights to receive proceeds of insurance not exceeding the amount owed under the obligations described above, and direct the insurer to pay all proceeds directly to Lender. The insurance policies shall require the insurance company to provide Lender with at least n/a days written notice before such policies are altered or cancelled in any manner. The insurance policies shall name Lender as a loss payee and provide that no act or omission of Owner or any other person shall affect the right of Lender to be paid the insurance proceeds pertaining to the loss or damage of the Collateral. In the event Owner fails to acquire or maintain insurance, Lender (after providing notice as may be required by law) may in its discretion procure appropriate insurance coverage upon the Collateral and charge the insurance cost as an advance of principal under the promissory note. Owner shall furnish Lender with evidence of insurance indicating the required coverage. Lender may act as attorney-in-fact for Owner in making and settling claims under insurance policies, cancelling any policy or endorsing Owner's name on any draft or negotiable instrument drawn by any insurer

16. INDEMNIFICATION. Lender shall not assume or be responsible for the performance of any of Owner's obligations with respect to the Collateral under any circumstances. Owner shall immediately provide Lender with written notice of and hereby indemnifies and holds Lender and its shareholders, directors, officers, employees and agents harmless from all claims, damages, liabilities (including attorneys' fees and legal expenses), causes of action, actions, suits and other legal proceedings (collectively "Claims") pertaining to its business operations or the Collateral including, but not limited to, those arising from Lender's performance of Owner's obligations with respect to the Collateral or claims involving Hazardous Materials. Owner, upon the request of Lender, shall hire legal counsel to defend Lender from such Claims, and pay the attorneys' fees, legal expenses and other costs to the extent permitted by applicable law, incurred in connection therewith. In the alternative, Lender shall be entitled to employ its own legal counsel to defend such Claims at Owner's cost.

17. TAXES AND ASSESSMENTS. Owner shall execute and file all tax returns and pay all taxes, licenses, fees and assessments relating to its business operations and the Collateral (including, but not limited to, income taxes, personal property taxes, withholding taxes, sales taxes, use taxes, excise taxes and workers' compensation premiums) in a timely manner.

18. INSPECTION OF COLLATERAL AND BOOKS AND RECORDS. Owner shall allow Lender or its agents to examine, inspect and make abstracts and copies of the Collateral and Owner's books and records pertaining to Owner's business operations and financial condition or the Collateral during normal business hours. Owner shall provide any assistance required by Lender for these purposes. All of the signatures and information pertaining to the Collateral or contained in the books and records shall be genuine, true, accurate and complete in all respects. Owner shall note the existence of Lender's security interest in its books and records pertaining to the Collateral.

19. EVENTS OF DEFAULT. An Event of Default will occur under this Agreement in the event that Owner, Borrower, any guarantor or any other third parry pledging Collateral to secure this Agreement: (a) fails to make any payment under this Agreement, any other document or instrument relating to the foregoing or executed in favor of Lender, or under any other indebtedness to Lender when due; (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Agreement or any other present or future written agreement regarding this or any other indebtedness to Lender; (c) provides or causes any false or misleading signature or representation to Lender; (d) sells, conveys, or transfers rights in any Collateral without the prior written approval of Lender; (e) seeks to revoke, terminate or otherwise limit its liability under any continuing guaranty; (f)has a garnishment, judgment, tax levy, attachment or lien entered or served against any of them or any of their property; (g) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding; (h) fails to provide Lender evidence of satisfactory financial condition; or (i) has a majority of its outstanding voting securities or other ownership interest sold, transferred or conveyed to any person or entity other than any person or entity that has the majority ownership as of the date of the execution of this Agreement.

In addition, an Event of Default will occur under this Agreement in the event that: (a) the Collateral is used by anyone to transport or store goods, the possession, transportation, or use of which, is illegal; (b) Lender reasonably deems itself insecure or reasonably believes the prospect of payment or performance is impaired due to a significant decline in the value of any of the Collateral or a material adverse change in Owner's, Borrower's or any guarantor's business or financial condition; or (c) any Collateral is destroyed, damaged or lost in any material respect or is subjected to seizure, confiscation, or condemnation.

20. RIGHTS OF LENDER ON EVENT OF DEFAULT. Upon the occurrence of an Event of Default under this Agreement, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law): (a) to declare the Obligations immediately due and payable in full, such acceleration shall be automatic and immediate if the Event of Default is a filing under the Bankruptcy Code; (b) to collect the outstanding Obligations with or without resorting to judicial process; (c) to change Owner's mailing address, open Owner's mail, and retain any instruments or other remittances constituting the Collateral contained therein; (d) to take possession of any Collateral in any manner permitted by law; (e) to apply for and obtain, without notice and upon ex parte application, the appointment of a receiver for the Collateral without regard to Owner's financial condition or solvency, the adequacy of the Collateral to secure the payment or performance of the obligations, or the existence of any waste to the Collateral; (f) to require Owner to deliver and make available to Lender any Collateral at a place reasonably convenient to Owner and Lender; (g) to sell, lease or otherwise dispose of any Collateral and collect any deficiency balance with or without resorting to legal process; (h) to set-off Owner's obligations against any amounts due to Owner including, but not limited to, monies, instruments, and deposit accounts maintained with Lender; and (i) to exercise all other rights available to Lender under any other written agreement or applicable law.

Lender's rights are cumulative and may be exercised together, separately, and in any order. Unless the Collateral is perishable, threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will provide reasonable notification of the time and place of any sale or intended disposition as required under the Uniform Commercial Code, presently or as hereafter amended or replaced. Lender has no obligation to clean up or otherwise prepare the Collateral for sale. Lender may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. If the Collateral consists of securities, Lender shall be entitled to transfer the securities into the name of Lender or its designee and to vote the securities. Lender shall be authorized to notify the issuer of the securities to remit any related dividends, interest and securities resulting from stock splits, reorganizations and capitalizations directly to Lender or its designee. In the event that Lender institutes an action to recover any Collateral or seeks recovery of any Collateral by way of a prejudgment remedy in an action against Owner, Owner waives the posting of any bond which might otherwise be required. Upon default, Owner shall segregate all proceeds of Collateral and hold such proceeds in trust for Lender. Lender's remedies under this paragraph are in addition to those available at common law, such as offset.


                                                   Page 3 of 5 _________________

21. APPLICATION OF PAYMENTS. Whether or not a default has occurred under this Agreement, all payments made by or on behalf of Owner and all credits due to Owner from the disposition of the Collateral or otherwise may be applied against the amounts paid by Lender (including attorneys' fees and legal expenses) in connection with the exercise of its rights or remedies described in this Agreement and any interest thereon and then to the payment of the remaining Obligations in whatever order Lender chooses.

22. REIMBURSEMENT OF AMOUNTS EXPENDED BY LENDER. Owner shall reimburse Lender for all amounts (including attorneys' fees and legal expenses) expended by Lender in the performance of any action required to be taken by Owner or the exercise of any right or remedy belonging to Lender under this Agreement, together with interest thereon at the lower of the highest rate described in any promissory note or credit agreement executed by Borrower or Owner or the highest rate allowed by law from the date of payment until the date of reimbursement. These sums shall be included in the definition of Obligations, shall be secured by the Collateral identified in this Agreement and shall be payable upon demand. Lender has no duty to take any action to protect the value of the Collateral or to exercise any rights of the Owner with respect to the Collateral.

23. ASSIGNMENT. Owner shall not be entitled to assign any of its rights, remedies or obligations described in this Agreement without the prior written consent of Lender. Consent may be withheld by Lender in its sole discretion. Lender shall be entitled to assign some or all of its rights and remedies described in this Agreement without notice to or the prior consent of Owner in any manner.

24. MODIFICATION AND WAIVER. The modification or waiver of any of Owner's Obligations or Lender's rights under this Agreement must be contained in a writing signed by Lender. Lender may perform any of Owner's Obligations or delay or fail to exercise any of its rights without causing a waiver of those Obligations or rights. A waiver on one occasion shall not constitute a waiver on any other occasion. Owner's Obligations under this Agreement shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any Owner or third party or any of its rights against any Owner, third party, Collateral or any other property securing the Obligations. Owner waives any right it may have to require Lender to pursue any third person for any of the Obligations.

25. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Owner and Lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisees.

26. NOTICES. Any notice or other communication to be provided under this Agreement shall be in writing and sent to the parties at the addresses described in this Agreement or such other address as the parties may designate in writing from time to time.

27. SEVERABILITY. If any provision of this Agreement violates the law or is unenforceable, the rest of the Agreement shall remain valid.

28. APPLICABLE LAW. This Agreement shall be governed by the laws of the state indicated in Lender's address, except to the extent that the Uniform Commercial Code, presently or as hereafter amended or replaced, provides for the application of the law of the state of Owner's location, as indicated in paragraph 5. Unless applicable law provides otherwise, Owner consents to the jurisdiction and venue of any court located in such state selected by Lender in the event of any legal proceeding under this Agreement.

29. COLLECTION COSTS. To the extent permitted by law, Owner agrees to pay Lender's reasonable fees and costs of attorneys and other agents (including without limitation paralegals, clerks and consultants), whether or not such attorney or agent is an employee of Lender, which are incurred by Lender in collecting any amount due or enforcing any right or remedy under this Agreement, whether or not suit is brought, and including, but not limited to, all fees and costs incurred on appeal, in bankruptcy, and for post-judgment collection actions.

30. MISCELLANEOUS. This Agreement is executed for commercial purposes. Owner shall supply information regarding Owner's business operations and financial condition or the Collateral in the form and manner as requested by Lender from time to time. All information furnished by Owner to Lender shall be true, accurate and complete in all respects. Owner and Lender agree that time is of the essence. Owner waives presentment, demand for payment, notice of dishonor and protest except as required by law. All references to Owner in this Agreement shall include all parties signing below except Lender. This Agreement shall be binding upon the heirs, successors and assigns of Owner and Lender. If there is more than one Owner, their obligations under this Agreement shall be joint and several. This Agreement shall remain in full force and effect until Lender provides Owner with written notice of termination. This Agreement represents the complete and integrated understanding between Owner and Lender regarding the terms hereof.

31. WAIVER OF JURY TRIAL. LENDER AND OWNER HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY CIVIL ACTION ARISING OUT OF, OR BASED UPON, THIS SECURITY AGREEMENT.

32.      ADDITIONAL TERMS:



-------------------------------------------------------------------------------
OWNER ACKNOWLEDGES THAT OWNER HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS AGREEMENT. OWNER ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS AGREEMENT.

Dated:    November 08,   2002

                                             LENDER: COMPASS BANK



                                             BY: /s/ Steven McCarroll
                                             ------------------------
                                             STEVE MCCARROLL
                                             CITY PRESIDENT


OWNER:    BOYD BROTHERS TRANSPORTATION       OWNER:
          CO., INC.



By: /s/ RICHARD BAILEY
--------------------------------------       -----------------------------------
RICHARD BAILEY
CFO

OWNER:                                       OWNER:



--------------------------------------       -----------------------------------

OWNER:                                       OWNER:



--------------------------------------       -----------------------------------

OWNER:                                       OWNER:



--------------------------------------       -----------------------------------


                                                 Page 4 of 5 ___________________

                                   SCHEDULE A

NINETY (90) NEW TRANSCRAFT EAGLE W2 FLATBED TRAILERS WITH NEW TIRES AS PER EXHIBIT "A" ATTACHED HERETO AND FORMING A PART HEREOF.


                                   SCHEDULE B

Record Owner Name:

                                   SCHEDULE C


                                   SCHEDULE D


                                                 Page 5 of 5 ___________________

                                   EXHIBIT "A"

Boyd Brothers Transportation Co., Inc.
Loan i/a/o $1,273,580

Ninety (90) New 2003 Transcraft Eagle W2 Flatbed Trailers Serial Numbers:


 1TTF4820732010161                 1TTF4820932010162
 1TTF4820032010163                 1TTF4820232010164
 1TTF4820432010165                 1TTF4820632010166
 1TTF4820832010167                 1TTF4820X32010168
 1TTF4820132010169                 1TTF4820832010170
 1TTF4820732010175                 1TTF4820932010176
 1TTF4820032010177                 1TTF4820232010178
 1TTF4820432010179                 1TTF4820632010183
 1TTF4820832010184                 1TTF4820X32010185
 1TTF4820132010186                 1TTF4820332010187
 1TTF4820332010190                 1TTF4820532010191
 1TTF4820732010192                 1TTF4820932010193
 1TTF4820032010194                 1TTF4820632010197
 1TTF4820832010198                 1TTF4820X32010199
 1TTF4820232010200                 1TTF48204320101201
 1TTF4820832010203                 1TTF4820X32010204
 1TTF4820132010205                 1TTF4820332010206
 1TTF4820532010207                 1TTF4820932010209
 1TTF4820532010210                 1TTF4820732010211
 1TTF4820932010212                 1TTF4820032010213
 1TTF4820832010217                 1TTF4820X32010218
 1TTF4820132010219                 1TTF4820832010220
 1TTF4820X32010221                 1TTF4820732010225
 1TTF4820932010226                 1TTF4820032010227
 1TTF4820232010228                 1TTF4820432010229
 1TTF4820632010233                 1TTF4820832010234
 1TTF4820X32010235                 1TTF4820132010236
 1TTF4820332010237                 1TTF4820332010240
 1TTF4820532010241                 1TTF4820732010242
 1TTF4820932010243                 1TTF4820032010244
 1TTF4820432010246                 1TTF4820632010247
 1TTF4820832010248                 1TTF4820X32010249
 1TTF4820632010250                 1TTF4820332010254
 1TTF4820532010255                 1TTF4820732010256
 1TTF4820932010257                 1TTF4820032010258
 1TTF4820032010261                 1TTF4820232010262
 1TTF4820432010263                 1TTF4820632010264
 1TTF4820832010265                 1TTF4820332010268
 1TTF4820532010269                 1TTF4820132010270
 1TTF4820332010271                 1TTF4820532010272
 1TTF4820032010275                 1TTF4820232010276
 1TTF4820432010277                 1TTF4820632010278
 1TTF4820832010279                 1TTF4820832010282
 1TTF4820X32010283                 1TTF4820132010284
 1TTF4820332010285                 1TTF4820532010286